Exhibit 4.1

Exhibit 4.1 ZQ| CERT# | COY|CLS| RGSTRY| ACCT# |TRANSTYPE|RUN# |TRANS# COMMON STOCK COMMON STOCK PAR VALUE $0 .000 1 Certificate Nu mb er ZQ0000 0000 Sh ares * * 00 0000 * * * * * * * * * * * * * * * * * * * * * 000 000 * * * * * * * * * * * * * * * * * * * * * 000 000 * * * * * * * * * * * * * * * * * * * * * 0000 00 * * * * * * * * * * * * * * * * * * * * * 0000 00 * * * * * * * * * * * * * * SPRUCE BIOSCIENCES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE * * Mr. Alex and er David Samp le **** Mr. Alex an d er Dav id Sample * *** Mr. Alex an d er Dav id Sample ** ** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Samp le **** Mr. Alex an d er Dav id Sample * *** Mr. Alex an d er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Sample * *** Mr. Alex an d er Dav id Sample * *** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er Dav id Sample * *** Mr. Alex an d er Dav id Sample * *** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Samp le **** Mr. Alex an d er Dav id Sample * *** Mr. Alex an d er Dav id Sample ** ** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er Dav id Sample * *** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er Dav id Sample * *** Mr. Alex an d er Dav id Sample * *** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Samp le **** Mr. Alex an d er Dav id Sample * *** Mr. Alex an d er Dav id Sample ** ** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Samp le **** Mr. Alex an d er Dav id Sample * *** Mr. Alex and er Dav id Samp le ** ** Mr. Alex and er Dav id Samp le *** * Mr. Alex and er Dav id Samp le *** * Mr. Alex and er David Samp le **** Mr. Alex and er David Sample * *** Mr. Alex an d er Dav id Sample * *** Mr. Sample * *** Mr. Sample * *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares* *** 000 000* *Sh ares**** 0000 00** Sh ares* ***0 0000 0**Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares* ***0 0000 0**Sh ares*** * 0000 00** Sh ares* ***0 0000 0**Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares* ***0 0000 0**Sh ares*** *000 000* *Sh ares**** 00 0000 **Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares** ** 000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares*** * 0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares * ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares*** *000 000* *Sh ares* ***0 000 0 0**Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares** ** 000 000* *Sh ares**** 0000 00** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares**** 0000 00** Sh ares** **00 0000 **Sh ares*** * 0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares*** *0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* *** 00 0000 **Sh ares**** 0000 00* * Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares*** *000 000* *Sh ares* ***0 0000 0** Sh ares**** 0000 00** Sh ares* ***0 0000 0** Sh ares** **00 0000 **Sh ares**** 0000 00** Sh ares* ***0 0000 0** Sh ares** **00 0000 ** Sh ares* ***0 0000 0**Sh ares** **00 0000 **S MR. SAMPLE & MRS. SAMPLE MR. SAMPLE & MRS. SAMPLE * ** ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO ** * SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT CUSIP XXXXXX XX X is th e own er o f THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.co mpu tersh are.co m CUSIP/IDENTIFIER XXXXXX XX X Ho ld er ID XXXXXXXXXX In su ran ce Valu e 1 ,00 0,0 00 .00 Nu mb er o f Sh ares 12 3456 DTC 123 4567 8 1234 5678 9012 345 PO BOX 505 006 , Lo uisv ille, KY 4 0233 -5 006 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 Certificate Nu mb ers Nu m/No. Deno m. To tal 1 2345 6789 0/1 2345 6789 0 1 1 1 1 2345 6789 0/1 2345 6789 0 2 2 2 1 2345 6789 0/1 2345 6789 0 3 3 3 1 2345 6789 0/1 2345 6789 0 4 4 4 1 2345 6789 0/1 2345 6789 0 5 5 5 1 2345 6789 0/1 2345 6789 0 6 6 6 Total Tran sactio n 7 FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Spru ce Bio scien ces, In c. (h erein after called th e “Co mp an y ”), tran sferable o n th e b ook s o f th e Co mp an y in p erso n o r by d uly au th orized atto rn ey , upo n surrend er of th is Certificate p rop erly endo rsed. This Certificate an d th e sh ares rep resen ted h ereby, are issu ed and sh all b e h eld su bject to all o f th e p ro vision s o f th e Amen d ed and Restated Certificate of In corpo ratio n, an d th e Amend ed and Restated Bylaws, of th e Co mp an y (co pies o f which are o n file with th e Co mp an y and with th e Tran sfer Ag ent), to all o f wh ich each ho ld er, by accep tan ce h ereo f, assen ts. Th is Certificate is no t v alid u nless co un tersig n ed and reg istered by th e Tran sfer Ag ent an d Reg istrar. Witn ess th e facsimile seal o f th e Co mp any and th e facsimile sign atu res o f its du ly au tho rized o fficers. DATED DD-MMM -YYYY FACSIMILE SIGNATURE TO COME Presid en t FACSIMILE SIGNATURE TO COME Secretary Ap ril 7 , 2016 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE SECURITY INSTRUCTIONS ON REVERSE

SPRUCE BIOSCIENCES, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. Th e follo wing abb reviation s, wh en u sed in th e in scrip tion on th e face o f this certificate, sh all b e con stru ed as th ough th ey were writen o ut in full acco rd in g to app licab le laws o r regu latio n s: TEN COM—as ten ants in co mmon TEN ENT—as ten an ts by th e en tireties JT TEN—as jo in t ten an ts with righ t o f su rviv o rship and no t as ten ants in co mmon UNIF GIFT MIN ACT - Cu stod ian (Cu st) (Mino r) u nd er Un ifo rm Gifts to Mino rs Act (S tate) UNIF TRF MIN ACT - Cu stod ian (un til ag e ) (Cu st) u nd er Un ifo rm Tran sfers to Min ors Act (Mino r) (State) Add ition al abb rev iation s may also b e u sed tho ugh no t in th e abo v e list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For v alu e receiv ed, h ereb y sell, assign and tran sfer un to (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Sh ares o f th e co mmon sto ck rep resen ted by th e with in Certificate, and do h ereb y irrevo cably con stitu te and app oint Atto rn ey to tran sfer th e said sto ck o n th e bo ok s o f th e with in -n amed Co mp any with fu l po wer o f sub stitu tion in th e p remises. Dated : S ig n ature: S ig n ature: No tice: Th e sig n atu re to this assign ment mu st co respon d with th e n ame as writen upon th e face o f th e certificate, in ev ery p articular, witho ut alteration o r en larg emen t, or an y ch ang e wh atev er. S ig n ature(s) Gu aran teed : Med allion Gu aran tee S tamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Ban k s, S to ck b rok ers, Sav ing s and Lo an Asso ciatio n s and Cred it Un io n s) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 1 7Ad -15 . Th e IRS requ ires th at th e n amed tran sfer ag en t (“we”) repo rt th e co st b asis of certain sh ares or u nits acqu ired after Jan u ary 1, 20 11. If you r sh ares o r u nits are cov ered by th e legislation , and you requ ested to sel o r tran sfer th e sh ares or u nits u sing a sp ecific co st b asis calcu lation method , th en we h av e p ro cessed as you requ ested . If yo u d id n ot sp ecify a co st b asis calcu latio n meth od, th en we h av e d efau lted to th e first in, first ou t (FIFO) metho d. P lease con sult you r tax adv iso r if you n eed add itio n al in fo rmation abou t co st b asis. If you do no t k eep in con tact with th e issu er o r do no t h av e any activity in you r acco unt fo r th e time p eriod sp ecified b y state law, y ou r p rop erty may b eco me sub ject to state un claimed prop erty laws and tran sfered to th e app ro priate state. SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. 1 2345 67